EXHIBIT 10.7

SHARE PURCHASE AGREEMENT

This SHARE PURCHASE AGREEMENT (the “Agreement”) is dated August 11, 2021 and is by and among OAC Sponsor Ltd., a Cayman Islands exempted company (the “Company” or “Sponsor”), and Oxbridge Reinsurance Limited (the “Buyer”). This Share Purchase Agreement amends, restates, and supersedes in its entirety any prior Share Purchase Agreement (if any) previously entered into between the Company and Buyer.

RECITALS

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D promulgated thereunder, the Company desires to offer, issue and sell to the Buyer (the “Offering”), and the Buyer desires to purchase from the Company investment units (the “Units”), with each Unit consisting of one ordinary share of $0.0001 (USD), par value of the Company (the “Ordinary Shares”) and 2.0633327 preference share of $0.0001 (USD), par value of the Company (the “Preference Shares”), in an amount equal to the aggregate subscription price indicated on the Subscriber’s signature page hereto. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Agreement.  For purposes of this Agreement, the term “Securities” means and includes (i) the Units and (ii) the Ordinary Shares and the Preference Shares comprising the Units (the “Shares”).

WHEREAS, the Ordinary Shares will be entitled to the entirety of the net proceeds received by the Sponsor from the sale, exchange, or other disposition of the Class B ordinary shares of Oxbridge Acquisition Corp. (“OXAC”) held by the Sponsor and any remaining distributable proceeds of the Sponsor, except for the limited distribution preference of the Preference Shares as described below.

WHEREAS, the Preference Shares will be entitled to a distribution preference equal to the entirety of the net proceeds received (if any), by the Sponsor from the sale, exchange, or other disposition of the OXAC private placement warrants held by the Sponsor and any shares obtained from the exercise of such warrants (collectively, the “Sponsor Warrants”).  In calculating the “net proceeds” pursuant to the preceding sentence, transaction expenses directly relating to the sale of the Sponsor Warrants will be netted against the proceeds from the sale of the Sponsor Warrants.

WHEREAS, all administrative expenses of the Company, which may range from annual government and regulatory fees, audit fees, legal fees and similar fees, will be allocated 75% to the Buyer, and 25% to the Company.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and each of the Buyers agree as follows:

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AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. PURCHASE AND SALE.

(a) Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall issue and sell to the Buyer, and the Buyer shall purchase from the Company, the number of Units set forth on the Buyer’s signature page to this Agreement.

(b) Closing. The closing of the purchase of the Units by the Buyer as contemplated by this Agreement (the “Closing”) shall occur on the date hereof by the remote exchange of such closing documents and instruments as shall be necessary under this Agreement to effectuate the Closing.

(c) Payment of Purchase Price; Delivery of Securities. At the Closing, (i) the Buyer shall pay its respective purchase price, consisting of USD$1.333 per Unit (the “Purchase Price”) for the number of Units set forth on the Buyer’s signature page to this Agreement, to the Company by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (ii) the Company shall issue and deliver the Shares comprising the Units to the Buyer by means of book-entry notation of such issuance on the share ledger of the Company.

2.  BUYER’S REPRESENTATIONS AND WARRANTIES.

The Buyer represents and warrants to the Company that:

(a) Organization; Authority. The Buyer is an individual resident in the state and country indicated on the Buyer’s signature page hereto with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out the Buyer’s obligations hereunder and thereunder.

(b) No Public Sale or Distribution. The Buyer (i) is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act. The Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities to the public or otherwise in violation of applicable securities laws. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

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(c) Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(d) Information. The Buyer and its advisors, if any, acknowledge that they have been furnished with, or provided access to, all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of, and receive answers from, the Company concerning the offer and sale of the Units and to obtain any additional information that the Buyer has requested which is necessary to verify the accuracy of the information furnished to the Buyer concerning the Company and the Offering. The Buyer acknowledges that the Buyer is basing its decision to invest in the Securities on its own due diligence and, except as specifically set forth in this Agreement, has not relied upon any representations made by any Person. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Buyer understands that the value of the Securities is contingent on the completion of the OXAC IPO (as defined below) and that the Securities have no value unless and until the OXAC IPO is consummated. Buyer understands that there is no assurance that the OXAC IPO will be consummated, and the OXAC IPO will be depend on market conditions and other factors beyond the Company’s control.

(e) Tax Treatment. The Buyer is not relying on the Company (or any of its agents or representatives) for any tax advice concerning the U.S. federal, state, local, foreign or other tax consequences of the transactions contemplated by the Agreement or the Buyer’s receipt of the Securities, and the Buyer has consulted such advisors as the Buyer deems necessary or appropriate to understand the tax consequences of the investment represented by the Securities. The Buyer understands that the Company is making no representation or warranty as to the U.S. federal, state, local, foreign or other tax consequences or tax treatment to the Buyer as a result of a purchase of Securities under this Agreement.

(f) No Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g) Transfer or Resale. The Buyer understands that: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless the Buyer receives prior written consent of the Board of Directors of the Company and (A) the Securities have been subsequently registered thereunder, (B) the Buyer shall have delivered to the Company (if requested by the Company) an opinion of counsel to the Buyer, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Securities will contain a customary restrictive legend evidencing the foregoing transfer restrictions.

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(h) Validity; Enforcement. The execution and delivery of this Agreement by the Buyer and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action on the part of the Buyer and no further consent or authorization of the Buyer or its members (or shareholders) is required. This Agreement has been duly executed by the Buyer and, when delivered by the Buyer in accordance with the terms hereof or thereof, will constitute the legal, valid and binding obligations of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i) No Conflicts. The execution, delivery and performance by the Buyer of this Agreement and the consummation by the Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Buyer to perform its obligations hereunder.

(j) Experience of the Buyer. The Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Buyer is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(k) General Solicitation. The Buyer is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(l) Foreign Corrupt Practices. None of the Buyer or any of its subsidiaries or, to the knowledge of the Buyer, any director, officer, agent, employee or other Person acting on behalf of the Buyer or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Buyer or any of its subsidiaries or affiliates (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

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(m) Money Laundering. The Buyer and its subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations.

(n) Indemnification. The Buyer understands that the information provided herein will be relied upon by the Company for the purpose of determining the eligibility of the Buyer to purchase the Securities. The Buyer agrees to provide, if requested, any additional information that may reasonably be required to determine the eligibility of the Buyer to purchase the Securities and/or in relation to the verification of the identity of the Buyer, the source of funds and compliance with all laws and regulations, including without limitation those relating to the prevention of money laundering and other criminal activity. To the maximum extent permitted by law, the Buyer agrees to indemnify and hold harmless the Company and each officer, director, employee, agent and controlling person of the Company from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the Buyer in this Agreement or in any other document provided by the Buyer to the Company in connection with the Buyer's investment in the Securities.

(o) Verification of Identity. The Buyer will provide the Company with such documentation and information as the Company reasonably requests from time to time with respect to the Buyer's identity, citizenship, residency, ownership, tax status, business or control so as to permit the Company to evaluate the status of the Buyer and comply with any money laundering, regulatory or tax requirements applicable to the Company, its shareholders or any proposed investments of the Company, provided that any confidential information so provided shall be kept confidential by the Company and shall not be disclosed to any third party unless required by law or by any court of law or by any regulatory authority.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby makes the following representations and warranties to the Buyer:

(a) Organization and Qualification. The Company is a Cayman Islands exempted company duly organized and validly existing and in good standing under the laws of the Cayman Islands, and has the requisite power and authorization to own its assets and to carry on is business as now being conducted and as presently proposed to be conducted.

(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and to issue the Securities in accordance with the terms hereof. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Company’s board of directors, and no further filing, consent or authorization is required by the Company, its board of directors or its shareholders or other governing body of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

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(c) Issuance of Shares. The issuance of the Shares comprising the Units hereunder has been duly authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof. Subject to the accuracy of the representations and warranties of the Buyer in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act. Upon receipt of the Shares comprising the Units, the Buyer will have good and marketable title to the Shares.

(d) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Shares) will not (i) result in a violation of the Memorandum and Articles of Association or other organizational documents of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company is a party, (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations).

(e) Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under, or contemplated by, this Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the applicable Closing have been obtained or effected on or prior to Closing, and neither the Company nor any of its subsidiaries are aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by this Agreement.

(f) No General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Shares.

(g) No Disqualification Events. None of the Company, nor to the knowledge of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

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4. COVENANTS.

(a) Transfer of Shares. The Buyer covenants and agrees that the Buyer may not transfer, assign, or otherwise dispose of the Securities or Shares other than with the approval by the Board of Directors of the Company, and the Company may place a restrictive legend on the Shares to evidence such restriction. This restriction is in addition to, and not in lieu of, any restriction on the transfer of the Shares under applicable securities laws.

(b) Use of Proceeds. The Company will use the Purchase Price for the Units only to fund the Sponsor’s investment in Oxbridge Acquisition Corp. (“OXAC”) in connection with the initial public offering by OXAC (the “OXAC IPO”) of units comprised of Class A ordinary shares and redeemable warrants (the “OXAC Units”) and to fund organizational and operating expenses of Sponsor. In the event that the OXAC IPO does not occur by September 30, 2021, then the entire Purchase Price will be returned to the Buyer, and the Buyer will transfer and assign the Shares back to Company.

(c) Adjustment. In the event that less than $115 million of OXAC Units are sold in the OXAC IPO as a result of the non-exercise of the underwriter’s overallotment option in the OXAC IPO, the Company shall adjust downward the Buyer’s number of Ordinary Shares and Preference Shares, such that the Buyer’s balance reflect the best possible economics after all adjustments to third-party Buyers in the Company’s other Units. In the event that the size of the OXAC IPO is increased above $115 million, or the Company is required to raise additional capital for reasons other than the foregoing (such as because of an increase in the required size of the OXAC trust account above 101.5%), then the Company may need to issue additional Shares, which will have the effect of diluting pro rata the then-existing holders of Shares.

5. MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall (i) limit, or be deemed to limit, in any way any right to serve process in any manner permitted by law or (ii) operate, or shall be deemed to operate, to preclude the Buyer or the Company, as applicable, from bringing suit or taking other legal action against the Buyer or the Company, as applicable, in any other jurisdiction to collect on an obligation to such other party or to enforce a judgment or other court ruling in favor of such party. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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(b) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Voting: The Ordinary Shares will have one vote per share and will vote together on all matters as a single class. The Preference Shares will be non-voting shares of Sponsor.

(d) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(e) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

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(f) Entire Agreement; Amendments. This Agreement and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf solely with respect to the matters contained herein and therein, and this Agreement, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement shall (or shall be deemed to) (i) have any effect on any agreements the Buyer has entered into with, or any instruments the Buyer has received from, the Company or any of its subsidiaries prior to the date hereof with respect to any prior investment made by the Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its subsidiaries, or any rights of or benefits to the Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its subsidiaries and the Buyer, or any instruments the Buyer received from the Company and/or any of its subsidiaries prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. Provisions of this Agreement may be amended only with the written consent of the Company and the Buyer. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via email at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via email at the email address as set forth on the signature pages attached hereto on a day that is not a business day or later than 5:30 p.m. (New York City time) on any business day, (c) the second (2nd) business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. For purposes hereof, “business day” means a day on which banks in New York, New York are open for business.

(h) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns, including, as contemplated below, any permitted assignee or transferee of any of the Shares. The Buyer shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company (which may be granted or withheld in the Company’s sole discretion).

(i) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(j) Survival. The representations, warranties, agreements and covenants shall survive each Closing. The Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[signature pages follow]

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IN WITNESS WHEREOF, the Company has caused its signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

OAC SPONSOR LTD.

By:	/s/ WRENDON TIMOTHY
Name: Wrendon Timothy
Title: Director & Chief Financial Officer

Address for notice:

Suite 201, 42 Edward Street,
P.O. Box 469, George Town
Grand Cayman, KY1-9006
Cayman Islands

Email: wtimothy@oxbridgere.com

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[BUYER SIGNATURE PAGE TO SHARE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its respective authorized signatories as of the date first indicated above.

Name of Buyer: Oxbridge Reinsurance Limited

Signature of Authorized Signatory of Buyer: /s/ JAY MADHU

Name of Authorized Signatory: Jay Madhu

Title of Authorized Signatory: Chief Executive Officer

Email Address of Authorized Signatory: jmadhu@oxbridgere.com

Address for Notice to Buyer:

Suite 201, 42 Edward Street, P.O. Box 469

George Town, Grand Cayman, KY1-9006

Cayman Islands,

Address for Delivery of Shares to Buyer (if not same as address for notice):

___ __________________

_______________________________

_______________________________

_______________________________

Subscription Amount: $2,000,000 ($1.333 per Unit)

Representing: 1,500,000 Ordinary Shares and 3,094,999 Preference Shares

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